      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 24, 2001
                                                     Registration No. 333-65160
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT No. 1
                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                     INTEGRATED ELECTRICAL SERVICES, INC. *
             (exact name of registrant as specified in its charter)

                    DELAWARE                                      1731                                 76-0542208
(State or other jurisdiction of incorporation or      (Primary Standard Industrial      (I.R.S. Employer Identification Number)
                  organization)                        Classification Code Number)

                       1800 WEST LOOP SOUTH                                              JOHN F. WOMBWELL
                            SUITE 500                                              EXECUTIVE VICE PRESIDENT AND
                       HOUSTON, TEXAS 77027                                               GENERAL COUNSEL
                          (713) 860-1500                                          1800 WEST LOOP SOUTH, SUITE 500
                  (Address, including zip code,                                        HOUSTON, TEXAS 77027
            and telephone number, including area code,                                    (713) 860-1500
           of Registrant's principal executive offices)                         (Name, address, including zip code,
                                                                                  and telephone number, including
                                                                                 area code, of agent for service)

                            ------------------------
                                    Copy to:
                              DAVID P. OELMAN, ESQ.
                             VINSON & ELKINS L.L.P.
                              2300 FIRST CITY TOWER
                               1001 FANNIN STREET
                            HOUSTON, TEXAS 77002-6760
                                  713-758-3708
                               713-615-5861 (FAX)
                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
 As soon as practicable after the effective date of this Registration Statement

                            ------------------------


     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]



     If this Form is filed to registered additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]



     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]





* Includes certain subsidiaries of Integrated Electrical Services, Inc. identified on the following pages.

                         TABLE OF ADDITIONAL REGISTRANTS

                    UNDER REGISTRATION STATEMENT ON FORM S-4

The following subsidiaries of Integrated Electrical Services, Inc. are co-registrants under this registration statement for the purpose of providing guarantees, if any, of payments on debt securities registered hereunder:

  1st Group Telecommunications, Inc.                              Delaware                   742930927
    (f/k/a Bryant Acquisition Corporation)

  Ace Electric, Inc.                                              Georgia                    581233590

  Aladdin Ward Electric & Air, Inc.                               Florida                    592137098

  Amber Electric, Inc.                                            Florida                    591888807

  Anderson & Wood Construction Co., Inc.                          Delaware                   742918934

  ARC Electric, Incorporated                                      Delaware                   760581695

  B. Rice Electric LP                                             Texas                      760619043

  Bachofner Electric, Inc.                                        Delaware                   760593514

  Bartley & Devary Electric, Inc.                                 Delaware                   742916903

  Bear Acquisition Corporation                                    Delaware                   742959621

  Bexar Electric Company, Ltd.                                    Texas                      742767532

  Brink Electric Construction Co.                                 South Dakota               460322078

  Britt Rice Electric, Inc.                                       Delaware                   760616944

  Britt Rice Holdings LLC                                         Arizona                    522216042

  Britt Rice Management LLC                                       Arizona                    760618685

  Bryant Electric Company, Inc.                                   North Carolina             561054780

  BW Consolidated, Inc.                                           Nevada                     741769791

  BW/BEC, Inc.                                                    Texas                      742835288

  BW/BEC, L.L.C.                                                  Nevada                     860873929

  Canova Electrical Contracting, Inc.                             Delaware                   742913069

  Carroll Holdings LLC                                            Arizona                    742916337

  Carroll Management LLC                                          Arizona                    742916336

  Carroll Systems LP                                              Texas                      760601730

  Carroll Systems, Inc. (f/k/a Pan American                       Delaware                   760597830
    Acquisition Corporation)

  Charles P. Bagby Co., Inc.                                      Alabama                    630751092

  Collier Electric Company, Inc.                                  Florida                    742923443

  Commercial Electrical Contractors, Inc.                         Delaware                   760587343

  Cross State Electric, Inc.                                      California                 953657116

  Cypress Electrical Contractors, Inc.                            Delaware                   721028256

  Daniel Electrical Contractors, Inc.                             Florida                    592622624

  Daniel Electrical of Treasure Coast, Inc.                       Florida                    650548129

  Davis Electrical Constructors, Inc.                             South Carolina             570474303

  Delco Electric, Inc.                                            Delaware                   731563953

  DKD Electric Company, Inc.                                      New Mexico                 850245113

  Electro-Tech, Inc.                                              Nevada                     880200302

  EMC Acquisition Corporation                                     Delaware                   742908723

  Ernest P. Breaux Electrical, Inc.                               Delaware                   742916899

  Federal Communications Group, Inc.                              Delaware                   850461441

  Florida Industrial Electric, Inc.                               Florida                    593508913

  General Partner, Inc.                                           Alabama                    631080687

  Goss Electric Company, Inc.                                     Delaware                   760581878

  H.R. Allen, Inc.                                                South Carolina             570695117

  Hatfield Reynolds Electric Company (f/k/a                       Arizona                    860565738
    Hatfield Electric, Inc.)

  Haymaker Electric, Ltd.                                         Alabama                    631044169

  Holland Electrical Systems, Inc.                                Delaware                   760576826

  Houston Stafford Holdings, LLC                                  Arizona                    522097492

  Houston-Stafford Electric, Inc.                                 Texas                      741774028

  Houston-Stafford Electrical Contractors, LP                     Texas                      522095983

  Houston-Stafford Management LLC                                 Arizona                    522095981

  Howard Brothers Electric Co., Inc.                              Delaware                   760570227

  I.C.G. Electric,  Inc.                                          Delaware                   742918936

  ICS Holdings LLC                                                Arizona

  ICS Integrated Communication Services LP                        Texas                      522114914

  IES Communications Group, Inc. (f/k/a                           Delaware                   760656305
    IES Communications Inc.)

  IES Contractors Holdings LLC                                    Arizona                    522131430

  IES Contractors LP                                              Texas                      522129299

  IES Contractors Management LLC                                  Arizona                    522129827

  IES Electrical Group, Inc. (f/k/a                               Delaware                   522110684
    Integrated Communication Services, Inc.)

  IES Holdings, LLC                                               Arizona                    522097490

  IES Management, LP                                              Texas                      760569183

  IES Residential Group, Inc.                                     Delaware                   760656307

  IES Specialty Lighting, Inc. (f/k/a Modern                      Delaware                   731592395
    Acquisition Corporation)

  IES Ventures Inc.                                               Delaware                   760656308

  Innovative Electric Company, Inc. (f/k/a                        Kentucky                   611145474
    Thurman & O'Connell Corp.)

  Integrated Electrical Finance, Inc.                             Texas                      760559059

  Integrated Electrical Services, Inc.                            Delaware                   760542208

  Intelligent Building Solutions, Inc.                            Delaware                   742910189

  J.W. Gray Electric Company, Inc.                                Delaware                   760573295

  J.W. Gray Electrical Contractors, LP                            Texas                      522097983

  J.W. Gray Holdings, LLC                                         Arizona                    522097988

  J.W. Gray Management, LLC                                       Arizona                    522097977

  Kayton Electric, Inc.                                           Nebraska                   470623159

  Key Electrical Supply, Inc.                                     Texas                      760285442

  Linemen, Inc. (d/b/a California                                 Delaware                   742912738
    Communications)

  Mark Henderson, Incorporated                                    Delaware                   760576830

  Menninga Electric, Inc.                                         Delaware                   760575872

  Midlands Electrical Contractors, Inc.                           Delaware                   742918935

  Mid-States Electric Company, Inc.                               Delaware                   621746956

  Mills Electric  LP                                              Texas                      522095984

  Mills Electrical Contractors, Inc.                              Texas                      751394916

  Mills Electrical Holdings, LLC                                  Arizona                    522097491

  Mills Management LLC                                            Arizona                    522095982

  Mitchell Electric Company, Inc.                                 Arizona                    860141057

  M-S Systems, Inc.                                               Tennessee                  621404226

  Murray Electrical Contractors, Inc.                             Delaware                   742913067

  Muth Electric, Inc.                                             South Dakota               460324448

  NBH Holding Co., Inc. (f/k/a DKD                                Delaware                   850461866
    Acquisition Corporation)

  Neal Electric LP                                                Texas                      760657784

  Neal Electric Management LLC (f/k/a ICS                         Arizona                    522114906
    Management LLC)

  New Technology Electrical Contractors, Inc.                     Delaware                   742918933

  Newcomb Electric Company, Inc.                                  Delaware                   760611653

  Pan American Electric Company, Inc., a                          New Mexico                 742618624
    New Mexico

  Pan American Electric, Inc.                                     Tennessee                  620985675

  Paulin Electric Company, Inc.                                   Delaware                   610608088

  Pollock Electric, Inc.                                          Texas                      760078839

  Pollock Summit Electric, LP                                     Texas                      760569180

  Pollock Summit Holdings, Inc.                                   Arizona                    522097493

  PrimeNet, Inc. (f/k/a Stutts Acquisition                        Delaware                   742902100
    Corporation)

  Primo Electric Company (f/k/a Hamer                             Delaware                   742902099
    Electric Acquisition, Inc.)

  Putzel Electrical Contractors, Inc.                             Delaware                   760604195

  Raines Electric Co., Inc.                                       Delaware                   760581935

  Raines Electric LP                                              Texas                      522132532

  Raines Holdings LLC                                             Arizona                    522132528

  Raines Management LLC                                           Arizona                    522132530

  RKT Electric, Inc.                                              Delaware                   760585981

  Rockwell Electric, Inc.                                         Delaware                   760593890

  Rodgers Electric Company, Inc.                                  Washington                 911004905

  Ron's Electric, Inc.                                            Delaware                   742925506

  Spectrol, Inc.                                                  Delaware                   760576823

  Spoor Electric, Inc. (d/b/a SEI Electrical                      Florida                    742899568
    Contractor)

  Summit Electric of Texas, Incorporated                          Texas                      760214796

  T&H Electrical Corporation                                      Delaware                   760583746

  Tech Electric Co., Inc.                                         Delaware                   742912739

  Tesla Power (Nevada), Inc.                                      Nevada                     760604875

  Tesla Power and Automation, LP                                  Texas                      760592351

  Tesla Power G.P., Inc.                                          Texas                      760604876

  Tesla Power Properties, LP                                      Texas                      760592352

  Thomas Popp & Company                                           Ohio                       311112666

  Valentine Electrical, Inc.                                      Delaware                   742916344

  Wolfe Electric Co., Inc.                                        Delaware                   742925512

  Wright Electrical Contracting, Inc.                             Delaware                   631203022

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

     Subsection (a) of section 145 of the General Corporation Law of the State of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful

     Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been made to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that indemnification provided for by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

     Section 102(b)(7) of the General Corporation Law of the State of Delaware provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director provided that such provision shall not eliminate or limit the liability of a director (1) for any breach of the director's duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the Delaware General Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

      (a)Exhibits. The following exhibits are filed herewith pursuant to the requirements of Item 601 of Regulation S-K:

    Exhibit
      No.                            Description
    -------                          -----------
     3.1           Amended and Restated Certificate of Incorporation as amended.
                   (Incorporated herein by reference to Exhibit 3.1 to the
                   Registration Statement on Form S-1 (File No. 333-38715) of
                   the Company).
     3.2*          Bylaws, as amended.
     4.2           Indenture, dated January 28, 1999, by and among Integrated
                   Electrical Services, Inc. and the subsidiaries named therein and State Street Bank and Trust Company covering up to
                   $150,000,000 9 3/8% Senior Subordinated Notes due 2009.
                   (Incorporated herein by reference to Exhibit 4.2 to
                   Post-Effective Amendment No. 3 to the Registration Statement
                   on Form S-4 (File No. 333-50031) of the Company).
     4.3*          Indenture, dated as of May 29, 2001 by and among Integrated
                   Electrical Services, Inc., the subsidiaries name therein and
                   State Street Bank and Trust Company.
     4.4           Form of Integrated Electrical Services, Inc. 9 3/8% Senior
                   Subordinated Note due 2009 (Series A) (Included in Exhibit A
                   to Exhibit 4.2 to Post-Effective Amendment No. 3 to the
                   Registration Statement on Form S-4 (File No. 333-50031) of
                   the Company).
     4.5           Form of Integrated Electrical Services, Inc. 9 3/8% Senior
                   Subordinated Note due 2009 (Series B) (Included in Exhibit A
                   to Exhibit 4.2 to Post-Effective Amendment No. 3 to the
                   Registration Statement on Form S-4 (File No. 333-50031) of
                   the Company).
     4.6*          Form of Integrated Electrical Services, Inc. 9[ ]% Senior
                   Subordinated Note due 2009 (Series C) (Included in Exhibit A
                   to the Indenture, dated as of May 29, 2001, filed herewith as
                   Exhibit 4.3)
     4.7*          Exchange and Registration Rights Agreement dated as of May
                   29, 2001 by and between Integrated Electrical Services, Inc.
                   and the initial purchasers named therein.
     5.1*          Opinion of Vinson & Elkins L.L.P. regarding the validity of the securities being registered.
     10.1+         Form of Employment Agreement (Incorporated herein by
                   reference to Exhibit 10.1 to the Registration Statement on
                   Form S-1 (File No. 333-38715) of the Company).
     10.2          Form of Officer and Director Indemnification Agreement
                   (Incorporated herein by reference to Exhibit 10.2 to the
                   Registration Statement on Form S-1 (File No. 333-38715) of
                   the Company).
     10.3+         Integrated Electrical Services, Inc. 1997 Stock Plan, as
                   amended. (Incorporated herein by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).
     10.4+         Integrated Electrical Services, Inc. 1997 Directors Stock
                   Plan (Incorporated herein by reference to Exhibit 16.4 of
                   the Company's Annual Report on Form 10-K for the year ended
                   September 30, 2000).
     10.5          Credit Agreement dated July 30, 1998, among the Company, the
                   Financial Institutions named therein and NationsBank of
                   Texas, N.A., including Guaranty, Pledge Agreement, Security
                   Agreement, form of promissory note, and form of swing line note. (Incorporated herein by reference to Exhibit 10.5 to
                   Post-Effective Amendment No. 1 to the Registration Statement
                   on Form S-1 (File No. 333-50031) of the Company).
     10.6          Amendment No. 1 dated September 30, 1998, to the Credit
                   Agreement dated July 30, 1998, among the Company, the
                   Financial Institutions named therein and NationsBank of
                   Texas, N.A. (Incorporated herein by reference to Exhibit 10.6 to the Company's Annual Report on Form 10-K/A for the year ended September 30, 1998).
     10.7          Amendment No. 2 dated January 18, 1999, to the Credit
                   Agreement dated July 30, 1998, among the Company, the
                   Financial Institutions named therein and NationsBank of
                   Texas, N.A. (Incorporated herein by reference to Exhibit 10.7 to Post-Effective Amendment No. 2 to the Registration
                   Statement on Form S-1 (Reg. No. 333-50031) of the Company).
     10.8          Amendment No. 3 dated August 19, 1999, to the Credit
                   Agreement dated July 30, 1998, among the Company, the
                   Financial Institutions named therein and NationsBank of
                   Texas, N.A. (Incorporated herein by reference to Exhibit 10.9 of the Company's Annual Report on Form 10-K for the year
                   ended September 30, 2000).
     10.9          Amendment No. 4 dated March 31, 2000, to the Credit Agreement dated July 30, 1998, among the Company, the Financial
                   Institutions named therein and NationsBank of Texas, N.A.
                   (Incorporated herein by reference to Exhibit 10.1 of the
                   Company's Quarterly Report on Form 10-Q for the quarter ended
                   March 31, 2000).
     10.10+        Employment Agreement between the Company and H. David Ramm dated March 20, 2000 (Incorporated herein by reference to
                   Exhibit 10.2 of the Company's Quarterly Report on Form 10-Q
                   for the quarter ended March 31, 2000).

     10.11+        Integrated Electrical Services, Inc. 1999 Incentive
                   Compensation Plan (Incorporation herein by reference to Exhibit 10.11 of the Company's Annual Report on Form 10-K for the year ended September 30, 2000).

     10.12*        Credit Agreement dated as of May 22, 2001 among Integrated
                   Electrical Services, Inc., as borrower, the financial institutions named therein, as banks, Credit Lyonnais and the Bank of Nova Scotia, as syndication agents, Toronto Dominion
                   (Texas), Inc., as documentation agent and The Chase Manhattan
                   Bank, as administrative agent.

     12*           Ratio of Earnings to Fixed Charges.

     21.1 List of Subsidiaries (Incorporated herein by reference to Exhibit 21.1 of the Company's Annual Report on Form 10-K for the year ended September 30, 2000).

     23.1*         Consent of Arthur Andersen LLP

     23.7*         Consent of Vinson & Elkins L.L.P.

     24.1*         Power of Attorney.

     25.1*         Statement of Eligibility on Form T-1 of State Street Bank and
                   Trust Company.

     99.1*         Form of Letter of Transmittal.

     99.2*         Form of Letter to Clients.

     99.3*         Form of Letter to Registered Holders and DTC Participants.

     99.4*         Form of Notice of Guaranteed Delivery.


----------

*        Previously filed.





+        Management contract or compensatory plan or arrangement.



         (b) Financial Statement Schedules. Incorporated herein by reference to
Item 8 of our annual report on Form 10-K for the year ended September 30, 2000, as amended.

ITEM 22. UNDERTAKINGS

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


     Each registrant hereby undertakes:


          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (a) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

             (b) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

             (c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; and




          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of
     1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (5) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class main or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.


          (6) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this Registration Statement when it became effective.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.



                           INTEGRATED ELECTRICAL SERVICES, INC.


                           By: /s/ WILLIAM W. REYNOLDS
                               -------------------------------------------------
                               William W. Reynolds
                               Executive Vice President and Chief
                               Financial Officer


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   Signature                                        Capacity                            Date
                   ---------                                        --------                            ----
                 *                               President, Chief Executive Officer and             July 23, 2001
------------------------------------             Director (Principal Executive Officer)
           H. David Ramm

                 *                               Executive Vice President and Chief Financial       July 23, 2001
------------------------------------             Officer (Principal Financial Officer)
         William W. Reynolds

                 *                               Vice President, Treasurer and Chief                July 23, 2001
------------------------------------             Accounting Officer (Principal Accounting
        Neil J. DePascal, Jr.                    Officer)

                 *                               Chairman of the Board of Directors                 July 23, 2001
------------------------------------
          C. Byron Snyder

                 *                               Director                                           July 23, 2001
------------------------------------
         Herbert R. Allen

                 *                               Director                                           July 23, 2001
------------------------------------
          Richard L. China

                 *                               Director                                           July 23, 2001
------------------------------------
       John A. Cosentino, Jr.

                 *                               Director                                           July 23, 2001
------------------------------------
         Donald Paul Hodel

                 *                               Director                                           July 23, 2001
------------------------------------
          Robert C. Kelly

                 *                               Director                                           July 23, 2001
------------------------------------
          Ben L. Mueller

                   Signature                                        Capacity                            Date
                   ---------                                        --------                            ----
                 *                               Director                                           July 23, 2001
------------------------------------
            Richard Muth


------------------------------------             Director
          Alan R. Sielbeck

                 *                               Director                                           July 23, 2001
------------------------------------
         Richard L. Tucker

                 *                               Director                                           July 23, 2001
------------------------------------
              Bob Weik

                 *                               Director                                           July 23, 2001
------------------------------------
            Jim P. Wise

                 *                               Director                                           July 23, 2001
------------------------------------
          James D. Woods


*  /s/ WILLIAM W. REYNOLDS
------------------------------------
William W. Reynolds
Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.



                       DKD ELECTRIC COMPANY, INC.
                       NBH HOLDING CO., INC. (F/K/A DKD ACQUISITION CORPORATION) POLLOCK SUMMIT HOLDINGS, INC.
                       TESLA POWER (NEVADA), INC.



                        BY: /s/ ADRIANNE HORNE
                           -----------------------------------------------------
                            ADRIANNE HORNE
                            CHIEF EXECUTIVE OFFICER AND DIRECTOR



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                                        CAPACITY                            DATE
                   ---------                                        --------                            ----
            /s/ ADRIANNE HORNE                   Chief Executive Officer and Director               July 23, 2001
--------------------------------------------     (Principal Executive, Financial and
                Adrianne Horne                   Accounting Officer)


                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                          BRITT RICE ELECTRIC, INC.
                          BRYANT ELECTRIC COMPANY, INC.
                          BW CONSOLIDATED, INC.
                          BW/BEC, INC.
                          CROSS STATE ELECTRIC, INC.
                          CYPRESS ELECTRICAL CONTRACTORS, INC.
                          DAVIS ELECTRICAL CONSTRUCTORS, INC.
                          ELECTRO-TECH, INC.
                          ERNEST P. BREAUX ELECTRICAL, INC.
                          H.R. ALLEN, INC.
                          HOUSTON-STAFFORD ELECTRIC, INC.
                          HOWARD BROTHERS ELECTRIC CO., INC.
                          I.C.G. ELECTRIC,  INC.
                          INNOVATIVE ELECTRIC COMPANY, INC.
                               (F/K/A THURMAN & O'CONNELL CORP.)
                          J.W. GRAY ELECTRIC COMPANY, INC.
                          KEY ELECTRICAL SUPPLY, INC.
                          MITCHELL ELECTRIC COMPANY, INC.
                          PAN AMERICAN ELECTRIC COMPANY, INC.,
                               NEW MEXICO
                          PAN AMERICAN ELECTRIC, INC.
                          PAULIN ELECTRIC COMPANY, INC.
                          RKT ELECTRIC, INC.
                          ROCKWELL ELECTRIC, INC.
                          SPECTROL, INC.
                          SPOOR ELECTRIC, INC.
                               (D/B/A SEI ELECTRICAL CONTRACTOR)
                          T&H ELECTRICAL CORPORATION
                          TECH ELECTRIC CO., INC.
                          WRIGHT ELECTRICAL CONTRACTING, INC.




                          BY: /s/ WILLIAM W. REYNOLDS
                             ---------------------------------------------------
                              WILLIAM W. REYNOLDS
                              CHIEF FINANCIAL OFFICER

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                             CAPACITY                                     DATE
                   ---------                             --------                                     ----
                       *                         Chief Executive Officer                           July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                       *                         Chief Financial Officer                           July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                       *                         Chief Accounting Officer                          July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                       *                         Director                                          July 23, 2001
--------------------------------------------
                Ben L. Mueller



* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                                 1ST GROUP TELECOMMUNICATIONS, INC.
                                    (F/K/A BRYANT ACQUISITION CORPORATION)
                                 ACE ELECTRIC, INC.
                                 ALADDIN WARD ELECTRIC & AIR, INC.
                                 AMBER ELECTRIC, INC.
                                 ANDERSON & WOOD CONSTRUCTION CO., INC.
                                 BACHOFNER ELECTRIC, INC.
                                 BRINK ELECTRIC CONSTRUCTION CO.
                                 CARROLL SYSTEMS, INC.
                                    (F/K/A PAN AMERICAN ACQUISITION CORPORATION)
                                 CHARLES P. BAGBY CO., INC.
                                 COLLIER ELECTRIC COMPANY, INC.
                                 DANIEL ELECTRICAL CONTRACTORS, INC.
                                 DANIEL ELECTRICAL OF TREASURE COAST, INC.
                                 FEDERAL COMMUNICATIONS GROUP, INC.
                                 FLORIDA INDUSTRIAL ELECTRIC, INC.
                                 GENERAL PARTNER, INC.
                                 GOSS ELECTRIC COMPANY, INC.
                                 HOLLAND ELECTRICAL SYSTEMS, INC.
                                 INTELLIGENT BUILDING SOLUTIONS, INC.
                                 KAYTON ELECTRIC, INC.
                                 LINEMEN, INC. (D/B/A CALIFORNIA COMMUNICATIONS) MARK HENDERSON, INCORPORATED
                                 MENNINGA ELECTRIC, INC.
                                 MIDLANDS ELECTRICAL CONTRACTORS, INC.
                                 MURRAY ELECTRICAL CONTRACTORS, INC.
                                 MUTH ELECTRIC, INC.
                                 NEW TECHNOLOGY ELECTRICAL CONTRACTORS, INC.
                                 PRIMENET, INC.
                                    (F/K/A STUTTS ACQUISITION CORPORATION)
                                 PUTZEL ELECTRICAL CONTRACTORS, INC.
                                 RODGERS ELECTRIC COMPANY, INC.
                                 RON'S ELECTRIC, INC.
                                 WOLFE ELECTRIC CO., INC.



                                 BY: /s/ WILLIAM W. REYNOLDS
                                     ---------------------------------------
                                     WILLIAM W. REYNOLDS
                                     CHIEF FINANCIAL OFFICER

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                                        CAPACITY                           DATE
                   ---------                                        --------                           ----
                       *                         Chief Executive Officer and Director              July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                       *                         Chief Financial Officer                           July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                       *                         Chief Accounting Officer                          July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.


* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                             ARC ELECTRIC, INCORPORATED
                             BARTLEY & DEVARY ELECTRIC, INC.
                             BEAR ACQUISITION CORPORATION
                             CANOVA ELECTRICAL CONTRACTING, INC.
                             COMMERCIAL ELECTRICAL CONTRACTORS, INC.
                             DELCO ELECTRIC, INC.
                             EMC ACQUISITION CORPORATION
                             HATFIELD REYNOLDS ELECTRIC COMPANY
                                (F/K/A HATFIELD ELECTRIC, INC.)
                             IES COMMUNICATIONS GROUP, INC.
                                (F/K/A IES COMMUNICATIONS INC.)
                             IES ELECTRICAL GROUP, INC.
                                (F/K/A INTEGRATED COMMUNICATION SERVICES, INC.)
                             IES RESIDENTIAL GROUP, INC.
                             IES SPECIALTY LIGHTING, INC.
                                (F/K/A MODERN ACQUISITION CORPORATION)
                             IES VENTURES INC.
                             INTEGRATED ELECTRICAL FINANCE, INC.
                             MID-STATES ELECTRIC COMPANY, INC.
                             MILLS ELECTRICAL CONTRACTORS, INC.
                             M-S SYSTEMS, INC.
                             NEWCOMB ELECTRIC COMPANY, INC.
                             POLLOCK ELECTRIC, INC.
                             PRIMO ELECTRIC COMPANY
                                (F/K/A HAMER ELECTRIC ACQUISITION, INC.)
                             RAINES ELECTRIC CO., INC.
                             SUMMIT ELECTRIC OF TEXAS, INCORPORATED
                             TESLA POWER G.P., INC.
                             THOMAS POPP & COMPANY
                             VALENTINE ELECTRICAL, INC.



                             BY: /s/ WILLIAM W. REYNOLDS
                                 --------------------------------------------
                                 WILLIAM W. REYNOLDS
                                 CHIEF FINANCIAL OFFICER

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                            CAPACITY                                      DATE
                   ---------                            --------                                      ----
                     *                           Chief Executive Officer                          July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                     *                           Chief Financial Officer                          July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                     *                           Chief Accounting Officer                         July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                     *                           Director                                         July 23, 2001
--------------------------------------------
               John F. Wombwell

* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                            BRITT RICE MANAGEMENT LLC
                            HOUSTON-STAFFORD MANAGEMENT LLC
                            J.W. GRAY MANAGEMENT, LLC


                            BY: /s/ WILLIAM W. REYNOLDS
                                --------------------------------------------
                                WILLIAM W. REYNOLDS
                                CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                              CAPACITY                                     DATE
                   ---------                              --------                                     ----
                     *                           Chief Executive Officer                           July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                     *                           Chief Financial Officer                           July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                     *                           Chief Accounting Officer                          July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                     *                           Manager                                           July 23, 2001
--------------------------------------------
                Ben L. Mueller

* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                             CARROLL MANAGEMENT LLC



                             BY: /s/ WILLIAM W. REYNOLDS
                                 -----------------------------------------------
                                 WILLIAM W. REYNOLDS
                                 CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                                   CAPACITY                                 DATE
                   ---------                                   --------                                 ----
                     *                           Chief Executive Officer and Manager               July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                     *                           Chief Financial Officer                           July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                     *                           Chief Accounting Officer                          July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                         IES CONTRACTORS MANAGEMENT LLC
                         MILLS MANAGEMENT LLC
                         NEAL ELECTRIC MANAGEMENT LLC
                            (F/K/A ICS MANAGEMENT LLC)
                         RAINES MANAGEMENT LLC




                         BY: /s/ WILLIAM W. REYNOLDS
                             ---------------------------------------------------
                             WILLIAM W. REYNOLDS
                             CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                            CAPACITY                                      DATE
                   ---------                            --------                                      ----
                       *                         Chief Executive Officer                         July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                       *                         Chief Financial Officer                         July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                       *                         Chief Accounting Officer                        July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                       *                         Manager                                         July 23, 2001
--------------------------------------------
               John F. Wombwell

* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                                   BRITT RICE HOLDINGS LLC
                                   BW/BEC, L.L.C.
                                   CARROLL HOLDINGS LLC
                                   HOUSTON STAFFORD HOLDINGS, LLC
                                   ICS HOLDINGS LLC
                                   IES CONTRACTORS HOLDINGS LLC
                                   IES HOLDINGS, LLC
                                   J.W. GRAY HOLDINGS, LLC
                                   MILLS ELECTRICAL HOLDINGS, LLC
                                   RAINES HOLDINGS LLC



                                   BY: /s/  ADRIANNE HORNE
                                      ------------------------------------------
                                       ADRIANNE HORNE
                                       CHIEF EXECUTIVE OFFICER AND MANAGER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                                 CAPACITY                                  DATE
                   ---------                                 --------                                  ----
            /s/  ADRIANNE HORNE                  Chief Executive Officer and Manager               July 23, 2001
--------------------------------------------     (Principal Executive, Financial and
                Adrianne Horne                   Accounting Officer)


                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                                  B. RICE ELECTRIC LP


                                  BY:  BRITT RICE MANAGEMENT LLC,
                                         ITS GENERAL PARTNER




                                  BY: /s/ WILLIAM W. REYNOLDS
                                     -------------------------------------------
                                      WILLIAM W. REYNOLDS
                                      CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                             CAPACITY                                      DATE
                   ---------                             --------                                      ----
                     *                           Chief Executive Officer                           July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                     *                           Chief Financial Officer                           July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                     *                           Chief Accounting Officer                          July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                     *                           Manager                                           July 23, 2001
--------------------------------------------
                Ben L. Mueller

* /s/  WILLIAM W. REYNOLDS
 -------------------------------------------
 William W. Reynolds
 Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                                  BEXAR ELECTRIC COMPANY LTD.


                                  BY:  BW/BEC, INC.,
                                        ITS GENERAL PARTNER




                                  BY: /s/ WILLIAM W. REYNOLDS
                                     -------------------------------------------
                                      WILLIAM W. REYNOLDS
                                      CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                             CAPACITY                                     DATE
                   ---------                             --------                                     ----
                       *                         Chief Executive Officer                          July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                       *                         Chief Financial Officer                          July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                       *                         Chief Accounting Officer                         July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                       *                         Director                                         July 23, 2001
--------------------------------------------
                Ben L. Mueller

* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                           CARROLL SYSTEMS LP


                           BY: CARROLL MANAGEMENT LLC,
                                ITS GENERAL PARTNER



                           BY: /s/ WILLIAM W. REYNOLDS
                              --------------------------------------------------
                               WILLIAM W. REYNOLDS
                               CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                                 CAPACITY                                 DATE
                   ---------                                 --------                                 ----
                     *                           Chief Executive Officer and Manager               July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                     *                           Chief Financial Officer                           July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                     *                           Chief Accounting Officer                          July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

*  /s/  WILLIAM W. REYNOLDS
 -------------------------------------------
 William W. Reynolds
 Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                             HAYMAKER ELECTRIC, LTD


                             BY: GENERAL PARTNER, INC.,
                                  ITS GENERAL PARTNER




                             BY: /s/ WILLIAM W. REYNOLDS
                                ------------------------------------------------
                                 WILLIAM W. REYNOLDS
                                 CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                                  CAPACITY                                DATE
                   ---------                                  --------                                ----
                    *                            Chief Executive Officer and Director             July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                    *                            Chief Financial Officer                          July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                    *                            Chief Accounting Officer                         July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

* /s/ WILLIAM W. REYNOLDS
 -------------------------------------------
 William W. Reynolds
 Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                                  HOUSTON-STAFFORD ELECTRICAL CONTRACTORS LP


                                  BY:  HOUSTON-STAFFORD MANAGEMENT LLC,
                                         ITS GENERAL PARTNER




                                  BY: /s/ WILLIAM W. REYNOLDS
                                     -------------------------------------------
                                      WILLIAM W. REYNOLDS
                                      CHIEF EXECUTIVE OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                            CAPACITY                                       DATE
                   ---------                            --------                                       ----
                   *                             Chief Executive Officer                            July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                   *                             Chief Financial Officer                            July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                   *                             Chief Accounting Officer                           July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                   *                             Manager                                            July 23, 2001
--------------------------------------------
                Ben L. Mueller

* /s/ WILLIAM W. REYNOLDS
 -------------------------------------------
 William W. Reynolds
 Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                                  ICS INTEGRATED COMMUNICATIONS SERVICES LP


                                  BY:  NEAL ELECTRIC MANAGEMENT LLC,
                                        ITS GENERAL PARTNER



                                  BY: /s/ WILLIAM W. REYNOLDS
                                     -------------------------------------------
                                      WILLIAM W. REYNOLDS
                                      CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                            CAPACITY                                       DATE
                   ---------                            --------                                       ----
                     *                           Chief Executive Officer                           July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                     *                           Chief Financial Officer                           July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                     *                           Chief Accounting Officer                          July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                     *                           Manager                                           July 23, 2001
--------------------------------------------
               John F. Wombwell



* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                                  IES CONTRACTORS LP


                                  BY:  IES CONTRACTORS MANAGEMENT LLC,
                                         ITS GENERAL PARTNER




                                  BY: /s/ WILLIAM W. REYNOLDS
                                     -------------------------------------------
                                      WILLIAM W. REYNOLDS
                                      CHIEF FINANCIAL OFFICER


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                           CAPACITY                                     DATE
                   ---------                           --------                                     ----
                      *                          Chief Executive Officer                         July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                      *                          Chief Financial Officer                         July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                      *                          Chief Accounting Officer                        July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                      *                          Manager                                         July 23, 2001
--------------------------------------------
               John F. Wombwell




* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                                  IES MANAGEMENT LP


                                  BY:  INTEGRATED ELECTRICAL FINANCE, INC.,
                                         ITS GENERAL PARTNER




                                  BY: /s/ WILLIAM W. REYNOLDS
                                     -------------------------------------------
                                      WILLIAM W. REYNOLDS
                                      CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                            CAPACITY                                      DATE
                   ---------                            --------                                      ----
                     *                           Chief Executive Officer                          July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                     *                           Chief Financial Officer                          July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                     *                           Chief Accounting Officer                         July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                     *                           Manager                                          July 23, 2001
--------------------------------------------
               John F. Wombwell


* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                                  J.W. GRAY ELECTRICAL CONTRACTORS LP


                                  BY:  J.W. GRAY MANAGEMENT, LLC,
                                         ITS GENERAL PARTNER



                                  BY: /s/ WILLIAM W. REYNOLDS
                                     -------------------------------------------
                                      WILLIAM W. REYNOLDS
                                      CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                            CAPACITY                                      DATE
                   ---------                            --------                                      ----
                       *                         Chief Executive Officer                          July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                       *                         Chief Financial Officer                          July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                       *                         Chief Accounting Officer                         July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                       *                         Manager                                          July 23, 2001
--------------------------------------------
               John F. Wombwell


* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                            MILLS ELECTRIC LP


                            BY: MILLS MANAGEMENT LLC,
                                 ITS GENERAL PARTNER




                            BY: /s/ WILLIAM W. REYNOLDS
                               -------------------------------------------------
                                WILLIAM W. REYNOLDS
                                CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                              CAPACITY                                    DATE
                   ---------                              --------                                    ----
                       *                         Chief Executive Officer                            July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                       *                         Chief Financial Officer                            July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                       *                         Chief Accounting Officer                           July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                       *                         Manager                                            July 23, 2001
--------------------------------------------
               John F. Wombwell

* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                                  NEAL ELECTRIC LP


                                  BY:  BW/BEC, INC.,
                                         ITS GENERAL PARTNER




                                  BY: /s/ WILLIAM W. REYNOLDS
                                     -------------------------------------------
                                      WILLIAM W. REYNOLDS
                                      CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                            CAPACITY                                       DATE
                   ---------                            --------                                       ----
                       *                         Chief Executive Officer                            July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                       *                         Chief Financial Officer                            July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                       *                         Chief Accounting Officer                           July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                       *                          Director                                          July 23, 2001
--------------------------------------------
                Ben L. Mueller

* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                           POLLOCK SUMMIT ELECTRIC LP


                           BY: POLLOCK ELECTRIC, INC.,
                                ITS GENERAL PARTNER


                           BY: /s/ WILLIAM W. REYNOLDS
                              --------------------------------------------------
                               WILLIAM W. REYNOLDS
                               CHIEF FINANCIAL OFFICER


                           BY: SUMMIT ELECTRIC OF TEXAS, INCORPORATED,
                                ITS GENERAL PARTNER



                           BY: /s/ WILLIAM W. REYNOLDS
                              --------------------------------------------------
                               WILLIAM W. REYNOLDS
                               CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                            CAPACITY                                      DATE
                   ---------                            --------                                      ----
                       *                         Chief Executive Officer                            July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                       *                         Chief Financial Officer                            July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                       *                         Chief Accounting Officer                           July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                       *                         Manager                                            July 23, 2001
--------------------------------------------
               John F. Wombwell




* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                           RAINES ELECTRIC LP


                           BY: RAINES MANAGEMENT LLC,
                                ITS GENERAL PARTNER




                           BY: /s/ WILLIAM W. REYNOLDS
                             ---------------------------------------------------
                              WILLIAM W. REYNOLDS
                              CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                            CAPACITY                                    DATE
                   ---------                            --------                                    ----
                       *                         Chief Executive Officer                         July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                       *                         Chief Financial Officer                         July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                       *                         Chief Accounting Officer                        July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                       *                         Manager                                         July 23, 2001
--------------------------------------------
               John F. Wombwell




* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 23rd day of July, 2001.


                           TESLA POWER AND AUTOMATION, LP
                           TESLA POWER PROPERTIES, LP


                           BY: TESLA POWER, GP INC.,
                                THE GENERAL PARTNER OF EACH RESPECTIVE ENTITY




                           BY: /s/ WILLIAM W. REYNOLDS
                              --------------------------------------------------
                               WILLIAM W. REYNOLDS
                               CHIEF FINANCIAL OFFICER



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the date indicated.


                   SIGNATURE                            CAPACITY                                      DATE
                   ---------                            --------                                      ----
                       *                         Chief Executive Officer                           July 23, 2001
--------------------------------------------     (Principal Executive Officer)
                 H. David Ramm

                       *                         Chief Financial Officer                           July 23, 2001
--------------------------------------------     (Principal Financial Officer)
              William W. Reynolds

                       *                         Chief Accounting Officer                          July 23, 2001
--------------------------------------------     (Principal Accounting Officer)
             Neil J. DePascal, Jr.

                       *                         Director                                          July 23, 2001
--------------------------------------------
               John F. Wombwell




* /s/ WILLIAM W. REYNOLDS
  ------------------------------------------
  William W. Reynolds
  Attorney-In-Fact

                               INDEX TO EXHIBITS

    Exhibit
      No.                            Description
    -------                          -----------
     3.1           Amended and Restated Certificate of Incorporation as amended.
                   (Incorporated herein by reference to Exhibit 3.1 to the
                   Registration Statement on Form S-1 (File No. 333-38715) of
                   the Company).
     3.2*          Bylaws, as amended.
     4.2           Indenture, dated January 28, 1999, by and among Integrated
                   Electrical Services, Inc. and the subsidiaries named therein and State Street Bank and Trust Company covering up to
                   $150,000,000 9 3/8% Senior Subordinated Notes due 2009.
                   (Incorporated herein by reference to Exhibit 4.2 to
                   Post-Effective Amendment No. 3 to the Registration Statement
                   on Form S-4 (File No. 333-50031) of the Company).
     4.3*          Indenture, dated as of May 29, 2001 by and among Integrated
                   Electrical Services, Inc., the subsidiaries name therein and
                   State Street Bank and Trust Company.
     4.4           Form of Integrated Electrical Services, Inc. 9 3/8% Senior
                   Subordinated Note due 2009 (Series A) (Included in Exhibit A
                   to Exhibit 4.2 to Post-Effective Amendment No. 3 to the
                   Registration Statement on Form S-4 (File No. 333-50031) of
                   the Company).
     4.5           Form of Integrated Electrical Services, Inc. 9 3/8% Senior
                   Subordinated Note due 2009 (Series B) (Included in Exhibit A
                   to Exhibit 4.2 to Post-Effective Amendment No. 3 to the
                   Registration Statement on Form S-4 (File No. 333-50031) of
                   the Company).
     4.6*          Form of Integrated Electrical Services, Inc. 9[ ]% Senior
                   Subordinated Note due 2009 (Series C) (Included in Exhibit A
                   to the Indenture, dated as of May 29, 2001, filed herewith as
                   Exhibit 4.3)
     4.7*          Exchange and Registration Rights Agreement dated as of May
                   29, 2001 by and between Integrated Electrical Services, Inc.
                   and the initial purchasers named therein.
     5.1*          Opinion of Vinson & Elkins L.L.P. regarding the validity of the securities being registered.
     10.1+         Form of Employment Agreement (Incorporated herein by
                   reference to Exhibit 10.1 to the Registration Statement on
                   Form S-1 (File No. 333-38715) of the Company).
     10.2          Form of Officer and Director Indemnification Agreement
                   (Incorporated herein by reference to Exhibit 10.2 to the
                   Registration Statement on Form S-1 (File No. 333-38715) of
                   the Company).
     10.3+         Integrated Electrical Services, Inc. 1997 Stock Plan, as
                   amended. (Incorporated herein by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).
     10.4+         Integrated Electrical Services, Inc. 1997 Directors Stock
                   Plan (Incorporated herein by reference to Exhibit 16.4 of
                   the Company's Annual Report on Form 10-K for the year ended
                   September 30, 2000).
     10.5          Credit Agreement dated July 30, 1998, among the Company, the
                   Financial Institutions named therein and NationsBank of
                   Texas, N.A., including Guaranty, Pledge Agreement, Security
                   Agreement, form of promissory note, and form of swing line note. (Incorporated herein by reference to Exhibit 10.5 to
                   Post-Effective Amendment No. 1 to the Registration Statement
                   on Form S-1 (File No. 333-50031) of the Company).
     10.6          Amendment No. 1 dated September 30, 1998, to the Credit
                   Agreement dated July 30, 1998, among the Company, the
                   Financial Institutions named therein and NationsBank of
                   Texas, N.A. (Incorporated herein by reference to Exhibit 10.6 to the Company's Annual Report on Form 10-K/A for the year ended September 30, 1998).
     10.7          Amendment No. 2 dated January 18, 1999, to the Credit
                   Agreement dated July 30, 1998, among the Company, the
                   Financial Institutions named therein and NationsBank of
                   Texas, N.A. (Incorporated herein by reference to Exhibit 10.7 to Post-Effective Amendment No. 2 to the Registration
                   Statement on Form S-1 (Reg. No. 333-50031) of the Company).
     10.8          Amendment No. 3 dated August 19, 1999, to the Credit
                   Agreement dated July 30, 1998, among the Company, the
                   Financial Institutions named therein and NationsBank of
                   Texas, N.A. (Incorporated herein by reference to Exhibit 10.9 of the Company's Annual Report on Form 10-K for the year
                   ended September 30, 2000).
     10.9          Amendment No. 4 dated March 31, 2000, to the Credit Agreement dated July 30, 1998, among the Company, the Financial
                   Institutions named therein and NationsBank of Texas, N.A.
                   (Incorporated herein by reference to Exhibit 10.1 of the
                   Company's Quarterly Report on Form 10-Q for the quarter ended
                   March 31, 2000).
     10.10+        Employment Agreement between the Company and H. David Ramm dated March 20, 2000 (Incorporated herein by reference to
                   Exhibit 10.2 of the Company's Quarterly Report on Form 10-Q
                   for the quarter ended March 31, 2000).

     10.11+        Integrated Electrical Services, Inc. 1999 Incentive
                   Compensation Plan (Incorporation herein by reference to Exhibit 10.11 of the Company's Annual Report on Form 10-K for the year ended September 30, 2000).

     10.12*        Credit Agreement dated as of May 22, 2001 among Integrated
                   Electrical Services, Inc., as borrower, the financial institutions named therein, as banks, Credit Lyonnais and the Bank of Nova Scotia, as syndication agents, Toronto Dominion
                   (Texas), Inc., as documentation agent and The Chase Manhattan
                   Bank, as administrative agent.

     12*           Ratio of Earnings to Fixed Charges.

     21.1 List of Subsidiaries (Incorporated herein by reference to Exhibit 21.1 of the Company's Annual Report on Form 10-K for the year ended September 30, 2000).

     23.1*         Consent of Arthur Andersen LLP

     23.7*         Consent of Vinson & Elkins L.L.P.

     24.1*         Power of Attorney.

     25.1*         Statement of Eligibility on Form T-1 of State Street Bank and
                   Trust Company.

     99.1*         Form of Letter of Transmittal.

     99.2*         Form of Letter to Clients.

     99.3*         Form of Letter to Registered Holders and DTC Participants.

     99.4*         Form of Notice of Guaranteed Delivery.

----------



*        Previously filed.



+        Management contract or compensatory plan or arrangement.


         (b) Financial Statement Schedules. Incorporated herein by reference to
Item 8 of our annual report on Form 10-K for the year ended September 30, 2000, as amended.